UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):  October 1, 2012

Z TRIM HOLDINGS, INC.
________________________________________________________________________

(Exact name of registrant as specified in its charter)

Illinois                                                                            001-32134                                                                36-4197173
 (State or other jurisdiction  of incorporation)                         (Commission   File Number)                           (I.R.S. Employer Identification No.)

1011 Campus Drive, Mundelein, IL                                                                                                               60060
(Address of principal executive offices)                                                                                                           (Zip Code)

Registrant’s telephone number, including area code:  (847) 549-6002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On October 1, 2012, Z Trim Holdings, Inc. (the “Company”) issued a press release announcing information concerning the revenue generated by the Company during the fiscal third quarter ended September 30, 2012. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Text of Press Release of Z Trim Holdings, Inc., dated October 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 1, 2012                                                                Z TRIM HOLDINGS, INC.

(Registrant)

By:           /s/ Steven J. Cohen
Steven J. Cohen
Chief Executive Officer